Bluegreen Vacations May 2019 INVESTOR PRESENTATION The Fountains Orlando, Florida

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements based largely on current expectations of Bluegreen Vacations (“Bluegreen” or “The Company”), that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and can be identified by the use of words or phrases such as "plans," "believes," "will," "expects," "anticipates," "intends," "estimates," "our view," "we see," "would" and words and phrases of similar meaning. The forward-looking statements in presentation are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and involve substantial risks and uncertainties that are subject to change based on factors which are, in many instances, beyond our control.  We can give no assurance that such expectations will prove to have been correct. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. This presentation also contains information regarding the past performance of the Bluegreen Vacations, and you should note that prior or current performance is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the resort development and vacation ownership industries in which Bluegreen operates. Risks and uncertainties include, without limitation, risks associated with the ability to successfully implement currently anticipated plans and generate earnings, long term growth, and increased shareholder value; risks inherent in the vacation ownership industry, including the risk that Bluegreen's marketing expenses will increase or that marketing alliances will not contribute to growth or be successful; and the risk that Bluegreen’s capital-light business activities or other operations may not be successful because of changes in economic conditions or otherwise; the risk that Bluegreen may not achieve EBITDA growth or increased margins; the risk that revenue streams will not be recurring, long-term, or sustainable; risks relating to the economic conditions generally or in the vacations ownership, rental, and travel industries; risks of adverse changes in relationships with strategic partners and other third parties, including the risk that outstanding issues with Bass Pro Shops® will not be resolved; risks of decreased demand from purchasers or the ability to maintain an optimal inventory of VOI’s for sale; risks of changes in senior management; the risk that dividends on our common stock will not be declared or that shares will not be repurchased at current levels or at all; the risk that acquisitions will not be successful; risks related to the timing and success of sales office expansions; risks associated with the impact of hurricanes and other natural disasters or other adverse events outside of our control; the risk that strategies to reduce timeshare exit activity will not be successful and default rates may stay the same or increase; and the risk that our digital initiatives will not be successful. Additional risks and uncertainties are described in Bluegreen’s filings with the Securities and Exchange Commission available to view on the SEC's website, www.sec.gov, and on Bluegreen Vacation's website, ir.bluegreenvacations.com/. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Bluegreen Vacations cautions that the foregoing factors are not exclusive, and we do not undertake, and specifically disclaim any obligation, to update or supplement any forward-looking statements whether as a result of changes in circumstances, new information, subsequent events or otherwise. bluegreenvacations 1

BLUEGREEN VACATIONS OVERVIEW 1994 Entered Vacation Ownership Industry 69 Resorts (1) 45 Club Resorts 24 Club Associate Resorts ~217,000 (1) Vacation Club Owners ~236,000 (2) Tours Annually 70% (2) Capital-Light Revenue 48% (2) Sales to New Customers $740 million (2) Revenue $135 million (2) (3) (1) Data as of 3/31/19. (2) LTM period ended 3/31/19. (3) See appendix for a reconciliation of Adjusted EBITDA to Net Income of $82 million for the LTM ended 3/31/19. 2

Investment Attributes 1 Capital-Light approach to vacation ownership business 2 Multiple sources of revenue streams 3 Differentiated vacation ownership base 4 Multi-channel sales and marketing sourced through strategic partnerships 5 Strong liquidity supported by recurring free cash flow and low leverage 6 Attractive dividend yield 3

A Leading Operator of “Drive-To” Vacation Ownership Resorts 89% of owners live within a 4-hour drive to a Bluegreen resort Geographically diverse owner base Opportunities for growth in the western Bluegreen Club Resorts (42) Bluegreen Club Resorts – Big Cedar JV (3) Club Associate Resorts (24) Percent of Owner Population by State 6-9% 4-5% 2-3% <2% Information as if 12/31/2018 4

Potential Competitive Advantages Differentiated Target Demographic Significant Fee-Based VOI Sales Multiple Marketing Channels for New Owners Strong Net Owner Growth Balanced Approach to Growth Industrial Innovator 5

Diverse Inventory Sources Capital-Efficient Sources Fee-Based 51%(1) Sales of VOIs owned by third-party developers where we are paid a commission Cibola Visa Resort Secondary 18%(1) Sales of VOIs acquired from HOAs or other owners typically at a significant discount to retail price Blue Ridge Village Just in Time 5%(1) Sales of VOIs acquired from third-party developers close to when we intend to sell such VOIs The Innsbruck Aspen Developed 26%(1) Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market The Fountains (1)  % of TTM as of 3/31/19 System-wide VOI sales  6

New Orleans Expansion: The Marquee Fee-Based Resort Details The resort is located in New Orleans, approximately 1 mile from Bluegreen’s Club La Pension Once renovations are complete, the property is expected to include 94 one, two, and three bedroom units; and amenities that include an owner’s lounge, fitness center, rooftop pool, and parking garage Opened a 5,400 square foot sales office in December 2018 Renovations are planned to feature an innovative design concept inspired by the theater district where the resort is located Investment Highlights Supports Capital Light Business strategy, with an existing Fee-Based Service Client Expands our current presence in a highly desirable destination Expected to expand sales distribution in a high potential market Provides an opportunity to increase new owner growth Artist rendering of intended design of presidential unit. Actual final product may differ. 7

New York City Expansion: The Manhattan Club Secondary Resort Details The resort is located in the heart of Midtown Manhattan 296 rooms, including penthouse, one-bedroom, two-bedroom and executive suites Features a modern fitness center, business center and Owners’ lounge Investment Highlights Exclusive right(1), on a non-committed basis, to acquire the remaining timeshare inventory at The Manhattan Club Considered to be part of Bluegreen’s “capital-light” Secondary Market program through periodic purchases over time Exclusive right(1) to acquire the management contract for The Manhattan Club resort in 2021 Expands our current presence in a highly desirable destination Provides an opportunity to increase new owner growth (1) Subject to the terms and conditions of the agreement 8

Éilan Hotel and Spa Acquisition Developed Resort Details 165-guest room, boutique hotel located in San Antonio, Texas Provides an experiential, luxury travel experience in the quintessential Texas hill country Amenities include a spa, a resort-style pool, a state-of-the-art fitness center, tennis courts and virtual golf Close proximity to local shopping, dining, entertainment, as well as the San Antonio Museum of Art, Texas Wine Country and a Six Flags theme park Investment Highlights $34.3m purchase price; $27.5m loan ($24.3m at closing; $3.2m to fund improvements) Aligned with our western expansion initiatives Over 10% of Bluegreen owners live in Texas and surrounding states Consistent with our “drive-to” strategy Opened a 11,320 square foot sales office at the resort 9

Sales Office Expansions The Eilan San Antonio, TX New 11,320 sq. ft. Sales Office Opened in November 2018 Q1 2019 Sales - $3.3 million The Marquee New Orleans, LA New 5,400 sq. ft. Sales Office Opened in December 2018 Q1 2019 Sales - $1.6 million The Fountains Orlando, FL Adding 27,000 sq. ft. Sales Office Expected Opening in May 2019 10

Large and Differentiated Owner Base Bluegreen Vacation Club Owners (in thousands) 2012 170 2013 179 2014 189 2015 199 2016 208 2017 213 2018 216 CAGR: 4% Owner Age at Purchase (2) Millennial 27% Gen X 34% Baby Boomer 28% Silent Gen 4% Unknown 7% Avg. Customer Household Income (1) ($ in thousands) ilg $161 Marriott Vacations Worldwide $155 Hilton Grand Vacations $113 bluegreenvacations $77 (1) Above ILG, VAC, and HGV data from 2017, 2018 and 2016 from investor presentations issued by each, respectively. BXG internal data from 2018. (2) Represents owner age at time of purchase for all sales to new owners 1/1/14-12/31/18. The Innsbruck Aspen, CO 11

Our Flexible Business Model Initial VOI Sale First-time customer Purchase of real-estate-backed points annually in perpetuity Title fees Finance Loans to qualified customers Interest income Mortgage servicing fees Management and Other Fee-Based Services Resort management services Club management Other owner programs Additional VOI Purchases Purchase of additional real-estate-backed points Incremental financing, title, management and maintenance fees Revenue for the Year Ended December 31, 2018 (1) Consumer Financing 12% Developed VOI Sales 18% Capital-Light VOI Sales (2) and Fee Based Commissions 46% Management and Other Fee-Based Services 24% 71% Capital-Light (1) Excludes Other Income, net. (2) Includes just-in-time and secondary market inventory arrangements. 12

Capital-Light and Flexible Business Model System-Wide Sales for the Last Twelve Months ended March 31, 2019 Predominantly Capital-Light 30% 70% Capital-Light Revenue Developed Revenue Well-Balanced Sales 52% 48% New Customer Sales Existing Owner Sales Cash and Interest Income 42% 58% (1) Cash sales represent the portion of system-wide sales of VOIs that is received from customers in cash within 30 days of purchase. 13

Bluegreen Vacation Club The Basics Owner’s Focus The Product Vacation Points Annually, in perpetuity Points Placed in Owner’s Account 2017 Average Transaction Size: $15,816 Legal Structure Deeded interest in a Bluegreen resort Simultaneous with VOI sale Deed Placed in Vacation Club Trust (1) TTM as of 3/31/2019 14

Bluegreen Vacation Club Owner Benefits Basic Ownership $139 annual Club dues (1) (100% of owners) 69 Resorts (2) RCI 4,300+ resorts in 100+ countries Significant Vacation Flexibility Including destination, length of stay and borrow-and-save options (3) bluegreenvacations The Bluegreen Vacation Club provides access to a variety of destinations and resort types Optional Traveler Plus Program $59.00 incremental annual fee (69% of owners participate) Choice Hotels Over 6,800 hotels in 40+ countries Cruise Packages Norwegian, Carnival, Crystal, Royal Caribbean, Holland America 48 Internal Direct Exchange Resorts Select Connection, Prizzma Additional Vacation Options Interval, Coast to Coast Discounts at various hotels, restaurants, retail and leisure establishments as well as rental car agencies (1) Also requires annual payment of maintenance fees. (2) Information as of 12/31/18. (3) Ability to carryover any unused points for one year and to borrow points from the next year, subject to certain restrictions and fees.  15

Vacation Package Marketing Process 1 Package Sales Vacation Packages <227,000(1) 2 Activation Campaign Management >8 million Emails (1) 3 Reservation, Activation & Confirmation > >830,000 Inbound Calls and >550,000 Outbound calls (1) 4 Preview Centers >130,000 Previews (1) 5 VOI Sales Over $305 million during 2018 (1) During 2018  16

Sales & Marketing Driven Business 227,000+ Vacation Packages Sold Annually (1) Vacation Packages & Leads Tanger Outlets Premium Outlets Simon Malls Bass Pro Shops Choice Hotels ~238,000+ Annual Tours (New Customer & Existing Owners) (1) Tours $624 Million System-Wide VOI Sales (1) Sales ~216,000 Vacation Club Owners (2) Owners In-House Tours Marketing Mix by % of Sales (1) Existing Owners 52% Bass Pro 14% Choice 7% Other New Customers 29% New Customer Sales Existing Owner Sales (1) Year ended 12/31/18. (2) As of 12/31/18. 17

Strategic Relationships Bluegreen has multiple channels intended to drive sales within our core demographic Choice Hotels Extended strategic alliance through 2032 Expanded opportunities in Choice marketing relationship Currently 37 Bluegreen Vacations resorts are included in Choice’s upscale Ascend Hotel Collection portfolio of unique, boutique and historic independent hotels and resorts. Bass Pro Shops Cabela’s One-way, exclusive in-store Bass Pro marketing relationship Operate kiosks in 69 Bass Pro stores Virtual reality pilot program launched in Bass Pro stores in Memphis, TN and Springfield, MO Tanger Outlets Simon Malls Premium Outlets Active in 21 outlet malls in proximity to Bluegreen resorts Sell vacation packages to entice prospective owners to tour Bluegreen preview centers (1) See the Earnings Release dated May 2, 2019 for a discussion regarding the status of contract with Bass Pro. 18

2019 Digital Initiatives Bluegreenvacations.com Launched new site in December 2018 Digital Self-Service Growing to over 25% of mini-vacations booking online from less than 5% last year Personalizing the Experience Tailored search experience to owners and guests with a data driven approach 19

Timeshare Exit Industry-wide issue Addressing through multi-pronged approach LEGAL Litigation - ARMG bankruptcy Zero-Tolerance Exit legislation Education meetings with Attorneys-General POLICY and PROCESS Generally no longer defaulting obligors under exit firm representation More options available to address Owners’ needs Improved onboarding for new owners DIGITAL Participation in ARDA’s Coalition for Responsible Exit Digital strategies to address owners researching exit prior to them engaging timeshare exit firm 20

1Q19 HIGHLIGHTS 1 Resort Operations and Club Management revenue increased 13.3% year-over-year to $47.1 million; segment adjusted EBITDA increased 9.6% to $13.2 million 2 Total revenue increased by 0.8% to $168.8 million 3 Average sales price per transaction and sales volume per guest increased by 3.7% and 1.7%, respectively 4 Earnings per share was $0.20 per diluted share compared to $0.28 in the prior year quarter 5 System-wide sales of VOIs $129.7 million compared to $132.8 million in the prior year quarter 6 Raised quarterly dividend by 13.3% to $0.17 per share 21

FOURTH QUARTER(1) PERFORMANCE ($ in millions, except per share data) System-Wide Sales of VOIs $110 $115 $120 $125 $130 $135 1Q 2018 $132.8 (2.4)% 1Q 2019 $129.7 Total Revenues $160 $161 $162 $163 $164 $165 $166 $167 $168 $169 $170 1Q 2018 $167.5 0.8% 1Q 2019 $168.8 Adjusted EBITDA (2) $0 $5 $10 $15 $20 $25 $30 $35 1Q 2018 $33.3 (21.2)% 1Q 2019 $26.2 Earnings Per Share $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 1Q 2018 $0.28 (28.6)% 1Q 2019 $0.20 (1) Three months ended 3/31/19. (2) See appendix for reconciliations. 22

FOURTH QUARTER (1) RECURRING REVENUE MIX ($ in millions) Resort Operations and Club Management Revenue $38 $40 $42 $44 $46 $48 1Q 2018 $41.5 13.3% 1Q 2019 $47.1 Financing Revenue:  Interest Income $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 1Q 2018 $19.6 2.2% 1Q 2019 $20.0 Other Recurring Revenue $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 1Q 2018 $2.7 $1.4 $4.1 2.0% 1Q 2019 $2.7 $1.5 $4.2 Title Revenue Mortgage Servicing Revenue (1) Three months ended 3/31/2019 23

FLEXIBLE BUSINESS MODEL Capital-light revenue decreased to 70% of total(1) 2018 29% 71% 2019 30% 70% Capital Light Developed Sales on behalf of Fee-Based Service clients were 51% of system-wide sales in 2019(1) 2018 46% 54% 2019 49% 51% Fee-Based Service Sales Other VOI Sales Achieved a balanced sales mix between  new and existing customers(1) 2018 50% 50% 2019 52% 48% New Customers Existing Customers (1) LTM periods ended 3/31/18 and 3/31/19 Realized 42% of sales in cash within  30 days of sale during 2019(1) 2018 43% 57% 2019 42% 58% Financed Sales Cash Sales (1) LTM periods ended 3/31/18 and 3/31/19 24

STRONG LIQUIDITY POSITION ($ in millions) LIQUIDITY POSITION Unrestricted Cash $175 $180 $185 $190 $195 $200 $205 $210 $215 $220 $225 12/31/2018  $219.4 3/31/2019  $189.9 Free Cash Flow $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 1Q 2018 $8.0 1Q 2019 $3.4 Availability(1) Under Credit Lines $80 $100 $120 $140 $160 $180 $200 12/31/2018 $193.3 3/31/2019 $191.1 LIQUIDITY PROFILE As of March 31, 2019, Bluegreen had total availability(1) of $191.1 million under its $365.0 million of credit and receivable purchase facilities Non-receivable-backed debt to equity of 0.41:1 at 3/31/19 vs 0.43:1 at 12/31/18 Strong track record of producing free cash flow (“FCF”) and significant cash on hand (1) Subject to eligible collateral and terms and conditions of each facility. 25

Free Cash Flow Detail [1]

(In millions)	Year Ending December 31, 2017	Year Ending December 31, 2018	LTM 3/31/2019	3 Mos. Ended March 31, 2018	3 Mos. Ended March 31, 2019
Net Income Before Non-Controlling Interest	$ 138	$ 100	$ 93	$ 24	$ 17
Change in Notes Receivable	(47)	(64)	(67)	(5)	(8)
Change in Inventory	(43)	(32)	(30)	(10)	(8)
Plus: Income Tax Provision	(3)	29	27	7	5
Less: Income Tax Payments	(41)	(25)	(22)	(4)	(1)
Change in Other Working Capital items	-	2	4	(10)	(8)
Other Operating Cash Flow items [2]	62	67	70	11	14
Net Cash Provided by Operating Activities	$ 66	$ 77	$ 75	$ 13	$ 11
Sales office expansion, IT and other PP&E, net	(14)	(33)	(36)	(5)	(8)
Free Cash Flow	$ 52	$ 44	$ 39	$ 8	$ 3

	2017	2018	LTM 3/31/2019	2018 (3 Mos.)	2019 (3 Mos.)
Inventory Spend Detail:					
Capital-Efficient Inventory:					
Secondary Market	$ (14)	$ (12)	$ (17)	$ (1)	$ (6)
Just-in-Time	(18)	(5)	(5)	-	-
Developed Inventory:					
Inventory Development - Big Cedar Joint Venture	(22)	(18)	(12)	(9)	(3)
Inventory Development - Other [3]	(6)	(21)	(22)	(2)	(3)
Total Inventory Spending	$ (60)	$ (56)	$ (56)	$ (12)	$ (12)
Total Inventory Spending	$ (60)	$ (56)	$ (56)	$ (12)	$ (12)
Cost of VOIs Sold	$ 17	$ 24	$ 26	$ 2	$ 4
Change in Inventory	$ (43)	$ (32)	$ (30)	$ (10)	$ (8)

(1) Free cash flow is a non-GAAP financial measure. See reconciliation to Net Cash Provided by Operating Activities, above. Prior years have not been adjusted for impact of "Revenue from Contracts with Customers (Topic 606)", however such standard would have no material impact on net cash results above.
(2) Adjustment for non-cash income statement items (e.g., depreciation, amortization, provision for loan losses) and other.
(3) Excludes $24.3 million of the acquisition of the Éilan Hotel & Spa as such amount was borrowed in connection with the purchase.

bluegreenvacations

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Multiple Sources of Revenue


Sales of VOIs and Financing (2)
System-Wide VOI Sales, net (1)
System-Wide Sales
VOI Sales Revenue
Fee-Based Sales Commission Revenue
Non-Fee-Based VOI Sales Revenue
Interest Income (4)
Resort Operations and Club Management

($ in millions)

# of Tours ✖ Wtd. Avg. Close Rate ✖ Avg. Transaction Size

Multiple levers to achieve target results

Fee-based VOI Sales ✖ % Commission

Asset-light source of revenue

Non-Fee-Based VOI Sales − Provision For Loan Losses

Programmatic conversion to revenue

Consumer Finance Receivables ✖ Average Coupon

Average FICO of 732(3)

Number of Resorts & Club Members

Recurring and growing income stream


System-Wide VOI Sales (1)
$619
$624
$621
2017
2018
LTM 3/31/2019
Commissions Revenue
$229
$216
$216
2017
2018
LTM 3/31/2019
Non-Fee-Based VOI Sales Revenue
$242
$254
$250
2017
2018
LTM 3/31/2019
Interest Income on VOI Notes Receivable Portfolio
$80
$79
$80
2017
2018
LTM 3/31/2019
Segment Revenue
$150
$168
$174
2017
2018
LTM 3/31/2019

(1) System-wide VOI sales represents all sales of VOIs, whether owned by us or a third-party immediately prior to sale. GAAP sales of VOIs only include sales of our owned inventory and are further reduced by our estimated provision for loan losses.
(2) Excluding mortgage servicing revenue of $5.2 million, $6.0 million and $6.0 million in 2017, 2018 and LTM ending March 31, 2019 respectively. Also excludes title revenues of $14.7 million, $12.2 million and $12.2 million in 2017, 2018 and LTM ending March 31, 2019 respectively.
(3) Weighted-average FICO score at origination in YTD 2019 after a 30-day, "same as cash" period after the point of sale.
(4) Excludes non-financing interest income.

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VOI Sales Finance Business YTD 3/31/19 Net Interest Spread ($ in millions) Interest Income on VOI Notes Receivable Portfolio $20 Interest Expense on Receivable-Backed Debt ($5) Net Mortgage Servicing Expenses ($0) Financing Revenue $15 Seller-financing for up to 90% of purchase price (may include equity) Facilitates VOI sales and earns net interest spread Weighted average interest rate: 15.1% (1) In-house servicing team FICO Profiles 12/31/18(2) 55% 700+ 3% <600 39% 600-699 Average FICO score of 726(3) 3/31/19 (4) 58% 700+ 3% <600 39% 600-699 Average FICO score of 726 (5) Average Annual Default Rate 2017 8.50% 2018 8.41%  LTM 3/31/2019 8.18% (1) As of 3/31/19.  Rate depends on FICO score, down payment, existing ownership and ACH participation. (2) FICO scores at origination for VOI notes receivable outstanding on 12/31/18; excludes obligors with no FICO score. (3) Weighted-average FICO score for 2016 originations after a 30-day, “same as cash” period from the point of sale. (4) FICO scores at origination for VOI notes receivable outstanding on 3/31/19; excludes obligors with no FICO score. (5) Weighted-average FICO score for 2018 originations after a 30-day, “same as cash” period from the point of sale. 28

Securitization History and Other Credit Facilities ($ in millions) Recent Securitization History Initial Loan Balance 2018-A 2017-A 2016-A 2015-A 2013-A 2012-A $117.7 $120.2 $130.5 $117.8 $110.6 $100.0 Advance Rate 87.20% 88.00% 90.00% 94.25% 93.75% 89.50% Weighted Avg Interest Rate 4.02% 3.12% 3.35% 3.02% 3.20% 2.94$ Stated Maturity 2034 2032 2031 2030 2028 2027 Weighted Avg. FICO Score 718 713 707 708 710 714 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2018-A 2017-A 2016-A 2015-A 2013-A 2012-A 2010-A BXG Legacy 2010 2008-A 2007-A 2006-B 2006-A (GE) 2005-A 2004-B 2004-A (GE) 2002-A Total $118 120 131 118 111 100 108 27 60 177 139 125 204 157 39 170 $1,904 $108 79 60 40 25 13 0 0 0 0 0 0 0 0 0 0 0 $325 ~$191 Million of Available Credit Facility Liquidity (1) Corporate Credit Line $55 $20 $75 Key Bank / DZ Purchase Facility 3 $7 $73 $80 Liberty Bank Facility 3 $20 $30 $50 Quorum Purchase Facility 3 $37 $13 $50 NBA Facility 3 $43 $27 $70 Pacific Western Bank Facility 3 $12  $89 $40 Outstanding Availability 2 (1) As of 3/31/19. (2) Subject to eligible collateral, if applicable, and terms and conditions of each facility. (3) Facilities for the financing of the Company’s VOI notes receivable. 29

Potential Growth Drivers bluegreenvacations Product & Geographic Expansion Northeastern and Western Expansion Enhanced Digital Presence Strategic M&A And Fee-Based Development Process Improvements Focus on Efficiency New Customer Growth Expanded Marketing Relationships Enhanced Digital Presence 30

Investment Attributes 1 Capital-Light approach to vacation ownership business 2 Multiple sources of revenue streams 3 Differentiated vacation ownership base 4 Multi-channel sales and marketing sourced through strategic partnerships 5 Strong liquidity supported by recurring free cash flow and low leverage 6 Attractive dividend yield 31

Appendix We consider our total Adjusted EBITDA and our Segment Adjusted EBITDA to be an indicator of our operating performance, and it is used by us to measure our ability to service debt, fund capital expenditures and expand our business. Adjusted EBITDA is also used by companies, lenders, investors and others because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. Adjusted EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Adjusted EBITDA is not a recognized term under GAAP and should not be considered as an alternative to net income (loss) or any other measure of financial performance or liquidity, including cash flow, derived in accordance with GAAP, or to any other method or analyzing our results as reported under GAAP. The limitations of using Adjusted EBITDA as an analytical tool include, without limitation, that Adjusted EBITDA does not reflect (i) changes in, or cash requirements for, our working capital needs; (ii) our interest expense, or the cash requirements necessary to service interest or principal payments on our indebtedness (other than as noted above); (iii) our tax expense or the cash requirements to pay our taxes; (iv) historical cash expenditures or future requirements for capital expenditures or contractual commitments; or (v) the effect on earnings or changes resulting from matters that we consider not to be indicative of our future operations or performance. Further, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements. In addition, our definition of Adjusted EBITDA may not be comparable to definitions of Adjusted EBITDA or other similarly titled measures used by other companies. 32

The Vacation Ownership Industry Consistent Historical Industry Growth Vacation Ownership Industry Sales ($ in billions) 2009 $6.3 2010 $6.4 2011 $6.5 2012 $6.9 2013 $7.6 2014%7.9 2015 $8.6 2016 $9.2 2017 $9.6 Vacations are a Priority for Consumers 2009 $465 2010 $494 2011 $518 $21012 $533 2013 $551 2014 $581 2015 $596 2016 $613 2017 $632 Sources: EY: State of the Vacation Timeshare Industry and Euromonitor 33

Diverse Inventory Sources


Cibola Vista Resort


The Innsbruck Aspen


Blue Ridge Village


The Fountains

	Fee-Based	Just-in-Time	Secondary	Developed
Description	Sales of VOIs owned by third-party developers and pursuant to which we are paid a commission	Sales of VOIs acquired from third-party developers in close proximity to when we intend to sell such VOIs	Sales of VOIs we acquire from HOAs or other owners typically at a significant discount to retail price	Sales of VOIs in resorts that we develop or acquire other than just-in-time and secondary market sales
% of LTM 3/31/2019 System-wide VOI sales	*51%*	*5%*	*18%*	*26%*
Cash cost / GAAP cost (1)	*N.A.*	*~30% / ~30%*	*~10% / ~13%*	*~22% / ~13%*
Revenue	*65%-75% commission*	*System-wide VOI sales less allowance for loan loss*		
Capital-efficient	✓	✓	✓	
Bluegreen owned		✓	✓	✓
Recurring financing interest income (2)		✓	✓	✓
Recurring mortgage servicing fees (2)	✓			
Recurring club and resort mgmt. fees	✓	✓	✓	✓
Title and escrow fees	✓	✓	✓	✓

(1) As a percentage of sales. Representative amounts.
(2) On sales financed by us or the third party developer

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CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (In thousands)  For the Three Months Ended March 31, 2019 2018 Revenue: Gross sales of VOIs $62,884 $64,160 Provision for loan losses (11,153) (8,019) Sales of VOIs 51,731 56,141 Fee-based sales commission revenue 45,212 45,854 Other fee-based services revenue 29,568 28,024 Cost reimbursements 20,236 16,200 Interest income 22,008 21,122 Other income, net 89 181 Total revenue 168,844 167,522 Cost and expenses: Cost of VOI’s sold 3,848 1,812 Cost of other fee-based services 22,868 17,411 Cost reimbursements 20,236 16,200 Selling, general and administrative expenses 90,214 93,549 Interest expense 9,506 7,767 Total costs and expenses 146,672 136,739 Income before non-controlling interest and provision for income taxes 22,172 30,783 Provision for income taxes 5,303 7,201 Net income 16,869 23,582 Less: Net income attributable to non-controlling interest 1,716 2,607 Net income attributable to Bluegreen Vacations Corporation shareholders $15,153 $20,975 Comprehensive income attributable to Bluegreen Vacations Corporation shareholders $15,153 $20,975 35

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (In thousands, except share and per share data) For the Three Months Ended March 31, 2019 2018 Earnings per share attributable to Bluegreen Vacations Corporation shareholders – Basic and diluted $ 0.20 $ 0.28 Weighted average number of common shares outstanding: Basic and diluted 74,446 74,734 Cash dividends declared per share $ 0.17 $ 0.15 36

CONSOLIDATED STATEMENTS OF CASH FLOW (In thousands) For the Three Months Ended March 31, 2019 2018 Operating activities: Net income $ 16,869 $ 23,582 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 4,486 3,946 Loss on disposal of property and equipment 10 Provision for loan losses 11,145 8,006 Provision for deferred income taxes 2,281 3,247 Changes in operating assets and liabilities: Notes receivable (7,607) (5,264) Prepaid expenses and other assets (9,131) (5,177) Inventory (8,237) (9,673) Accounts payable, accrued liabilities and other, and deferred income (1,126)  (5,204) Net cash provided by operating activities 10,942 13,463 Investing activities: Purchases of property and equipment (7,507) (5,462) Net cash used in investing activities (7,507) (5,462) Financing activities: Proceeds from borrowings collateralized by notes receivable 13,487 25,761 Payments on borrowings collateralized by notes receivable (34,968) (33,947) Payments under line-of-credit facilities and notes payable (8,168) (16,487) Payments of debt issuance costs (105) (98) Dividends paid (12,655) (11,210) Net cash used in financing activities (42,409) (35,981) Net decrease in cash and cash equivalents and restricted cash (38,974) (27,980) Cash, cash equivalents and restricted cash at beginning of period 273,134 243,349 Cash, cash equivalents and restricted cash at end of period $234,160 $215,369 Supplemental schedule of operating cash flow information: Interest paid, net of amounts capitalized $8,271 $6,685 Income taxes paid $812 $4,182 37

CONSOLIDATED BALANCE SHEETS (In thousands, except share data) March 31, 2019 December 31, 2018 Assets Cash and cash equivalents $189,875 $219,408 Restricted cash ($20,714 and $28,400 in VIEs at March 31, 2019 and December 31, 2018, respectively 44,285 53,726 Notes receivable, net ($318,111 and $341,975 in VIEs at March 31, 2019 and December 31, 2018, respectively) 435,629 439,167 Inventory 342,386 334,149 Prepaid expenses 17,948 10,097 Other assets 48,931 49,796 Operating lease assets 24,031 – Intangible assets, net 61,577 61,845 Loan to related party 80,000 80,000 Property and equipment, net 102,431 98,279 Total assets $1,347,093 $1,346,467 Liabilities and Shareholders’ Equity Liabilities Accounts payable $16,169 $19,515 Accrued liabilities and other 80,827 80,364 Operating lease liabilities 25,263 – Deferred income 17,051 16,522 Deferred income taxes 93,337 91,056 Receivable-backed notes payable – recourse 74,744 76,674 Receivable-backed notes payable – non-recourse (in VIEs) 363,183 382,257 Lines-of-credit and notes payable 125,436 133,391 Junior subordinated debentures 71,504 71,323 Total liabilities 867,514 871,102 Commitments and Contingencies Shareholders’ Equity Common stock, $.01 par value, 100,000,000 share authorized; 74,445,923 shares issued and outstanding at March 31, 2019 and December 31, 2018 744 744 Additional paid-in capital 270,369 270,369 Retained earnings 161,139 158,641 Total Bluegreen Vacations Corporation shareholders’ equity 432,252 429,754 Non-controlling interest 47,327 45,611 Total shareholders’ equity 479,579 475,365 Total liabilities and shareholders’ equity $1,347,093 $1,346,467 38

ADJUSTED EBITDA RECONCILIATION (in thousands) For the Three Months Ended March 31, 2019 2018 Net income attributable to shareholder(s) $ 15,152 $ 20,975 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 1,716 2,607 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (1,781) (2,612) Loss (gain) on assets held for sale 9 (20)  Add: depreciation and amortization 3,365 2,927 Less: interest income (other than interest earned on VOI notes receivable) (1,846) (1,434) Add: interest expense – corporate and other 4,244 3,056 Add: franchise taxes 34 81 Add: provision for income taxes 5,303 7,201 Corporate realignment cost – 476 Total Adjusted EBITDA $ 26,197 $ 33,257 39

ADJUSTED EBITDA RECONCILIATION (In thousands) (in thousands) For the Twelve Months Ended March 31, 2019 Net income attributable to shareholders $82,140 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 11,499 Adjusted EBITDA attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations (11,637) Loss on assets held for sale 32 Add: depreciation and amortization 12,830 Less: interest income (other than interest earned on VOI notes receivable) (6,456) Add: interest expense – corporate and other 16,383 Add: franchise taxes 152 Less: benefit for income taxes 26,643 Add: corporate realignment cost 3,174 Total Adjusted EBITDA $134,760 40

OTHER FINANCIAL DATA in thousands) For the Three Months Ended March 31, 2019 2018 Financing Interest Income $ 20,017 $ 19,590 Financing Interest Expense (5,262) (4,711) Non-Financing Interest Income 1,991 1,532 Non-Financing Interest Expense (4,244) (3,056) Mortgage Servicing Income 1,490 1,445 Mortgage Servicing Expense (1,380) (1,586) Title Revenue (2,728 2,689 Title Expense (1,210) (1,242) 41